FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

We need these matrices in addition to strats
Aggregate Loans (First Lien Only) : in specific bucket

	% of			% Full	% Owner				% Second Lien
FICO	total deal	Avg LTV	Max LTV	Doc	Occ	% IO	WAC	MARGIN	(Simultaneous or Silent)
500-519	2.40%	74.14	90.00	1.46	2.56	0.00	8.313	6.304	0.00
520-539	2.66%	77.34	90.00	1.68	2.76	0.00	7.982	6.207	0.00
540-559	3.04%	77.91	95.00	2.08	3.13	0.07	7.773	6.110	0.03
560-579	5.23%	79.52	95.00	2.87	5.50	1.93	7.464	6.157	0.22
580-599	8.52%	79.73	95.00	5.90	8.72	3.86	7.118	6.007	2.87
600-619	10.68%	82.17	100.00	6.59	11.14	5.70	7.054	5.956	3.66
620-639	14.06%	80.74	95.00	6.17	14.37	9.40	6.949	5.966	8.48
640-659	13.22%	80.56	100.00	4.80	13.40	8.57	6.852	5.957	9.13
660-679	10.73%	80.38	95.00	4.10	10.74	7.22	6.656	5.921	7.10
680-699	7.87%	81.42	100.00	2.86	7.78	5.26	6.622	5.913	5.76
700-719	6.50%	81.17	100.00	1.84	6.63	4.90	6.528	5.924	4.80
720-739	4.15%	81.26	98.00	1.29	4.16	2.81	6.531	5.877	2.93
740-759	2.51%	80.61	100.00	0.71	2.48	1.83	6.604	5.943	2.01
760-779	1.26%	80.81	90.00	0.37	1.24	0.87	6.389	5.944	1.07
780-799	0.29%	81.44	85.00	0.09	0.26	0.15	6.503	6.000	0.18
800+	0.09%	80.00	80.00	0.02	0.10	0.06	6.931	6.000	0.04
Totals (of deal)	93.22%	80.43	100.00	42.82	94.96	52.60	6.955	5.981	48.27
Aggregate Loans (Second Lien Only)

	% of			% Full	% Owner
FICO	total deal	Avg LTV	Max LTV	Doc	Occ	% IO	WAC	MARGIN
520-539	0.00%	0.00	0.00	0.00	0.00	0.00	0.000	0.00%
540-559	0.00%	0.00	0.00	0.00	0.00	0.00	0.000	0.00%
560-579	0.00%	0.00	0.00	0.00	0.00	0.00	0.000	0.00%
580-599	0.01%	100.00	100.00	0.09	0.09	0.00	11.150	0.00%
600-619	0.08%	99.87	100.00	0.00	1.15	0.00	10.686	0.00%
620-639	1.18%	99.91	100.00	0.00	17.35	0.00	10.572	0.00%
640-659	1.50%	99.81	100.00	0.00	22.12	0.00	10.428	0.00%
660-679	1.13%	99.83	100.00	0.00	16.71	0.00	10.156	0.00%
680-699	0.96%	99.74	100.00	0.00	14.13	0.00	9.794	0.00%
700-719	0.84%	99.81	100.00	0.00	12.34	0.00	9.577	0.00%
720-739	0.48%	99.82	100.00	0.00	7.12	0.00	9.615	0.00%
740-759	0.35%	99.90	100.00	0.00	5.15	0.00	9.590	0.00%
760-779	0.21%	100.00	100.00	0.00	3.08	0.00	9.496	0.00%
780-799	0.04%	100.00	100.00	0.00	0.64	0.00	9.499	0.00%
800+	0.01%	98.75	100.00	0.00	0.13	0.00	9.729	0.00%
If seconds in deal:
Second Lien Loans

FRM %	0.00
ARM %	100.00
IO Loans

	% of			% Full	% Owner			% Second Lien
FICO	total deal	Avg LTV	Max LTV	Doc	Occ	WAC	MARGIN	(Simultaneous or Silent)
500-519	0.00%	0.00	0.00	0.00	0.00	0.000	0.000	0.00
520-539	0.00%	0.00	0.00	0.00	0.00	0.000	0.000	0.00
540-559	0.06%	79.22	90.00	0.12	0.12	7.118	5.604	0.00
560-579	1.80%	80.03	95.00	1.56	3.66	7.392	6.094	0.00
580-599	3.59%	79.31	95.00	4.23	7.07	7.060	6.055	0.00
600-619	5.31%	82.02	95.00	5.77	10.71	6.949	5.988	0.00
620-639	8.76%	81.07	95.00	7.00	17.02	6.887	6.009	0.00
640-659	7.99%	80.15	95.00	4.77	15.55	6.778	5.997	0.00

	% of			% Full	% Owner			% Second Lien
FICO	total deal	Avg LTV	Max LTV	Doc	Occ	WAC	MARGIN	(Simultaneous or Silent)
660-679	6.73%	80.59	95.00	4.45	13.03	6.599	5.945	0.00
680-699	4.90%	81.31	95.00	2.91	9.40	6.556	5.969	0.00
700-719	4.57%	81.27	100.00	2.66	8.85	6.472	5.975	0.00
720-739	2.62%	81.93	95.00	1.55	5.08	6.516	5.969	0.00
740-759	1.71%	80.61	95.00	0.74	3.22	6.598	5.956	0.00
760-779	0.81%	80.14	90.00	0.29	1.54	6.403	5.971	0.00
780-799	0.14%	81.26	85.00	0.07	0.21	6.647	6.000	0.00
800+	0.05%	80.00	80.00	0.00	0.11	7.046	6.000	0.00
ONLY IF THE DEAL HAS DEEP MI, otherwise we DO NOT NEED
If the deal has deep MI — we want the following:

For Non-MI
Loans-only
By LTV	% of	Avg	%<550	% full	% non
Bucket	total deal	FICO	FICO	doc	owner
<=50% LTV	1.25%	608	0.18	0.73	0.06
51%-60%	1.33%	593	0.31	0.87	0.08
61%-70%	4.08%	601	0.90	2.22	0.12
71%-80%	62.00%	650	4.01	29.71	2.24
81%-85%	2.38%	623	0.33	1.46	0.49
86%-90%	3.53%	636	0.08	2.09	0.69
91%-95%	3.38%	639	0.00	0.54	0.01
96%-100%	6.74%	677	0.00	0.11	0.00
We needs strats broken out in this format for ARMs only, Fixed only, IO only
We also need this for the total pool combined
There should be one sheet of information per group. ALL/ARM/FIXED/IO
Original Principal Balances of Mortgage Loans

		Aggregate	% of Aggregate
		Original	Principal	AVG
	Number	Principal	Balance as of	CURRENT	WA	WA		WA
Range ($)	of Loans	Balance	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

0-24,999.01	100	$2,021,351.00	0.20%	$20,157.04	9.929	99.74	0	672
25,000.01 - 50,000.00	348	$12,920,324.53	1.30%	$37,064.48	10.191	97.97	6	668
50,000.01 - 75,000.00	575	$36,213,009.30	3.64%	$62,855.21	9.328	92.70	6	655
75,000.01 - 100,000.00	605	$52,939,916.00	5.32%	$87,317.12	8.392	87.15	6	643
100,000.01 - 125,000.00	435	$48,916,198.40	4.92%	$112,219.55	7.756	83.78	6	642
125,000.01 - 150,000.00	366	$50,366,073.40	5.06%	$137,342.96	7.229	80.00	6	631
150,000.01 - 175,000.00	297	$48,092,498.93	4.83%	$161,626.68	7.186	79.15	6	631
175,000.01 - 200,000.00	321	$60,402,139.00	6.07%	$187,847.76	7.139	79.85	6	634
200,000.01 - 225,000.00	297	$63,397,928.25	6.37%	$213,147.78	6.925	79.59	6	640
225,000.01 - 250,000.00	262	$62,419,016.40	6.27%	$237,968.85	6.956	81.21	6	635
250,000.01 - 275,000.00	268	$70,122,276.50	7.05%	$261,332.54	6.831	79.39	6	639
275,000.01 - 300,000.00	236	$67,742,057.70	6.81%	$286,720.20	6.836	79.94	6	640
300,000.01 - 333,700.00	255	$80,559,263.99	8.10%	$315,588.43	6.913	81.26	6	636
333,700.01 - 350,000.00	127	$43,338,049.50	4.35%	$340,870.66	6.762	80.53	6	650
350,000.01 - 600,000.00	648	$276,352,405.93	27.77%	$425,979.10	6.810	81.33	6	649
600,000.01 -1,000,000.00	30	$20,744,125.00	2.08%	$690,927.25	6.814	79.81	6	646

Total:	5,170	$996,546,633.83	100.14%	$192,485.83	7.167	81.74	6	642
Principal Balances of Mortgage Loans as of Cutoff Date

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Range ($)	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

0-24,999.01	100	$2,015,704.40	0.20	$20,157.04	9.929	99.74	0	672
25,000.01 - 50,000.00	348	$12,898,440.35	1.30	$37,064.48	10.191	97.97	6	668
50,000.01 - 75,000.00	583	$36,738,547.81	3.69	$63,016.38	9.311	92.22	6	655

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Range ($)	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

75,000.01 - 100,000.00	597	$52,230,055.30	5.25	$87,487.53	8.393	87.43	6	644
100,000.01 - 125,000.00	437	$49,064,888.76	4.93	$112,276.63	7.761	83.84	6	642
125,000.01 - 150,000.00	364	$50,018,138.55	5.03	$137,412.47	7.222	79.93	6	631
150,000.01 - 175,000.00	299	$48,351,690.44	4.86	$161,711.34	7.188	79.16	6	631
175,000.01 - 200,000.00	320	$60,150,317.12	6.04	$187,969.74	7.136	79.85	6	634
200,000.01 - 225,000.00	298	$63,554,862.00	6.39	$213,271.35	6.926	79.60	6	639
225,000.01 - 250,000.00	261	$62,147,054.37	6.24	$238,111.32	6.950	81.16	6	636
250,000.01 - 275,000.00	269	$70,336,855.09	7.07	$261,475.30	6.838	79.44	6	639
275,000.01 - 300,000.00	235	$67,416,355.97	6.77	$286,878.11	6.827	79.90	6	639
300,000.01 - 333,700.00	257	$81,165,444.34	8.16	$315,818.85	6.926	81.36	6	636
333,700.01 - 350,000.00	127	$43,322,922.79	4.35	$341,125.38	6.748	80.57	6	651
350,000.01 - 600,000.00	645	$275,012,649.77	27.64	$426,376.20	6.809	81.30	6	649
600,000.01 -1,000,000.00	30	$20,727,817.47	2.08	$690,927.25	6.814	79.81	6	646

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Current Mortgage Rates of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Mortgage	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Rates (%)	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

5.000 - 5.499	45	$12,757,113.17	1.28	$283,491.40	5.407	76.96	6	678
5.500 - 5.999	318	$86,745,485.80	8.72	$272,784.55	5.827	78.11	6	667
6.000 - 6.499	658	$172,379,792.95	17.32	$261,975.37	6.279	78.80	6	662
6.500 - 6.999	1,232	$302,603,565.79	30.41	$245,619.78	6.772	80.35	6	650
7.000 - 7.499	645	$134,832,112.18	13.55	$209,042.03	7.250	80.57	6	636
7.500 - 7.999	624	$131,686,563.20	13.23	$211,036.16	7.731	82.68	6	608
8.000 - 8.499	227	$39,809,380.26	4.00	$175,371.72	8.257	83.91	6	591
8.500 - 8.999	216	$34,956,530.40	3.51	$161,835.79	8.746	84.66	6	589
9.000 - 9.499	122	$12,764,183.80	1.28	$104,624.46	9.228	88.96	6	619
9.500 - 9.999	593	$37,814,617.17	3.80	$63,768.33	9.803	96.82	6	667
10.000 - 10.499	100	$6,672,957.76	0.67	$66,729.58	10.202	98.08	6	659
10.500 - 10.999	280	$16,957,108.10	1.70	$60,561.10	10.737	99.47	7	649
11.000 - 11.499	105	4,818,852	0	45,894	11.118	98.09	7	630
11.500 - 11.999	5	$353,482.13	0.04	$70,696.43	11.552	84.44	7	583

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Original Term to Maturity of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Original	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Term (mos)	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

000 - 180	1,156	$70,305,761.23	7.06	$60,818.13	9.966	98.59	0	676
181 - 240	0	$0.00	0.00	$0.00	0.000	0.00	0	0
241 - 360	4,014	$924,845,983.30	92.94	$230,405.08	6.954	80.46	6	640

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Stated Remaining Term to Maturity of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Remaining	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Term (mos)	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

061 - 120	0	$0.00	0.00	$0.00	0.000	0.00	0	0
121 - 180	1,156	$70,305,761.23	7.06	$60,818.13	9.966	98.59	0	676
181 - 240	0	$0.00	0.00	$0.00	0.000	0.00	0	0
241 - 300	0	$0.00	0.00	$0.00	0.000	0.00	0	0
301 - 360	4,014	$924,845,983.30	92.94	$230,405.08	6.954	80.46	6	640

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Mortgage	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Insurance	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

Yes	674	$152,244,018.17	15.30%	225,881	7.282	88.02	6	621
No	4,496	$842,907,726.36	84.70%	$187,479.48	7.146	80.61	6	646

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Lien	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

1	4,041	$927,709,147.19	93.22%	$229,574.15	6.955	80.43	6	640
2	1,129	$67,442,597.34	6.78%	$59,736.58	10.080	99.83	0	677

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Seasoning(mos)	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

2	902	$174,028,139.16	17.49%	$192,935.85	7.112	82.53	6	645
3	2,539	$491,970,766.06	49.44%	$193,765.56	7.162	81.83	6	643
4	1,635	$310,607,668.58	31.21%	$189,974.11	7.208	81.27	6	642
5	55	$9,777,028.26	0.98%	$177,764.15	7.405	81.14	6	623
6	20	$3,988,463.98	0.40%	$199,423.20	7.311	78.61	6	584
7	12	$3,465,675.04	0.35%	$288,806.25	6.107	76.25	6	653
8	6	$1,242,028.67	0.12%	$207,004.78	7.208	83.65	6	520
9	1	$71,974.78	0.01%	$71,974.78	9.400	80.00	0	564

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Combined Loan-to-Value Ratios of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Combined LTVs	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

0.01 - 25.00	6	$388,226.58	0.04	$64,704.43	7.628	18.97	6	586
25.01 - 30.00	4	$578,554.23	0.06	$144,638.56	6.356	28.30	6	651
30.01 - 35.00	10	$1,476,672.74	0.15	$147,667.27	6.669	32.84	6	627
35.01 - 40.00	11	$1,420,497.39	0.14	$129,136.13	6.754	38.15	6	575
40.01 - 45.00	19	$2,896,333.27	0.29	$152,438.59	6.800	42.43	6	610
45.01 - 50.00	25	$5,665,332.29	0.57	$226,613.29	6.761	48.49	6	608
50.01 - 55.00	26	$5,147,478.37	0.52	$197,979.94	7.004	52.56	6	580
55.01 - 60.00	46	$9,778,931.91	0.98	$212,585.48	7.021	58.10	6	603
60.01 - 65.00	59	$14,452,637.35	1.45	$244,959.96	6.938	63.14	6	593
65.01 - 70.00	140	$33,822,622.68	3.40	$241,590.16	7.052	68.38	6	600
70.01 - 75.00	175	$41,964,668.52	4.22	$239,798.11	7.190	73.84	6	600
75.01 - 80.00	2,515	$564,408,252.36	56.72	$224,416.80	6.746	79.89	6	654
80.01 - 85.00	323	$82,706,911.67	8.31	$256,058.55	7.300	84.43	6	611
85.01 - 90.00	485	$120,428,048.89	12.10	$248,305.26	7.245	89.69	6	632
90.01 - 95.00	222	$42,189,868.07	4.24	$190,044.45	8.070	94.85	6	636
95.01 - 100.00	1,104	$67,826,708.21	6.82	$61,437.24	10.009	99.97	6	677

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Owner Occupancy of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Owner Occupancy	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

Owner	4,942	$948,439,486.32	95.31	$191,914.10	7.159	81.68	6	642
Investment	193	$37,550,507.90	3.77	$194,562.22	7.380	82.51	6	660
Second Home	35	9,161,750	0.92	261,764	7.089	84.74	6	651

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642

Property Type of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Property	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Types	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

Single Family	3,871	$754,312,737.69	75.80	$194,862.50	7.166	81.56	6	641
PUD	633	$110,471,999.52	11.10	$174,521.33	7.215	82.38	6	639
Condo	513	$91,164,489.50	9.16	$177,708.56	7.124	82.59	6	655
Duplex	121	$27,240,859.11	2.74	$225,131.07	7.135	81.27	6	657
3-4 Unit	32	11,961,659	1.20	373,802	7.191	82.12	6	652

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Loan Purpose of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Loan Purpose	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

Purchase	3,395	$581,677,154.26	58.45	$171,333.48	7.191	83.50	6	661
Cashout Refinance	1,677	$397,470,515.45	39.94	$237,012.83	7.127	79.14	6	616
Rate/Term Refinance	98	$16,004,074.82	1.61	$163,306.89	7.310	82.28	6	624

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Document Type of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Document	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Type	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

Stated	3,307	$592,029,556.99	59.49	$179,023.15	7.476	82.70	6	654
Full	1,838	$397,315,126.47	39.93	$216,167.10	6.709	80.35	6	625
Limited	25	$5,807,061.07	0.58	$232,282.44	6.967	79.67	6	630

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Product Type of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Product	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Type	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

ARM 2/28 - 24 mo. IO	1,622	$464,582,576.01	46.68	$286,425.76	6.766	80.94	6	656
ARM 2/28	1,952	$379,783,150.36	38.16	$194,561.04	7.183	80.38	6	619
Balloon 30/15	1,111	$66,663,529.42	6.70	$60,003.18	10.079	99.83	0	677
Fixed 30 yr	311	$48,506,402.34	4.87	$155,969.14	7.135	77.12	0	636
ARM 3/27 - 36 mo. IO	58	$16,244,530.62	1.63	$280,078.11	6.535	78.32	6	658
ARM 3/27	45	$8,571,353.04	0.86	$190,474.51	6.991	81.10	6	636
Fixed 30 yr - 60 mo. IO	26	$7,157,970.93	0.72	$275,306.57	6.733	80.27	0	682
Fixed 15 yr	45	$3,642,231.81	0.37	$80,938.48	7.900	75.81	0	659

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642

**	For ARM loans please break out 2/28, 3/27, 5/25 by percentage

**	For IO loans please include length of amortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)

Geographical Distribution of Mortgages Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
State	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

New York	0	$0.00	0.00	$0.00	0.000	0.00	0	0
California	2,404	$604,696,320.02	60.76	$251,537.57	7.041	81.06	6	646
Massachusetts	0	$0.00	0.00	$0.00	0.000	0.00	0	0
Other	2,766	$390,455,424.51	39.24	$141,162.48	7.363	82.80	6	636

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Prepay Penalty for Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Prepay	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Penalty	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

Has Prepay Penalty	4,093	$820,567,568.15	82.46	$200,480.72	7.081	81.43	6	642
None	1,077	$174,584,176.38	17.54	$162,102.30	7.570	83.19	6	642

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Prepay Term for Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Prepay	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Term	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

12	196	$50,349,257.34	5.06	$256,883.97	7.255	81.87	6	649
24	3,500	$703,833,872.43	70.73	$201,095.39	7.082	81.72	6	641
36	397	$66,384,438.38	6.67	$167,215.21	6.941	78.05	6	648
None	1,077	$174,584,176.38	17.54	$162,102.30	7.570	83.19	6	642

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Fico Scores of Mortgage Loans

		Aggregate	% of Aggregate
		Principal	Principal	AVG
Fico	Number	Balance as of	Balance as of	CURRENT	WA	WA		WA
Scores	of Loans	Cut-off Date	Cut-off Date	BALANCE	GROSS CPN	COMBLTV	Margin	FICO

500 - 519	124	$23,852,331.16	2.40	$192,357.51	8.313	74.14	6	510
520 - 539	131	$26,435,671.06	2.66	$201,799.02	7.982	77.34	6	529
540 - 559	141	$30,215,230.97	3.04	$214,292.42	7.773	77.91	6	551
560 - 579	229	$52,051,465.86	5.23	$227,298.98	7.464	79.52	6	570
580 - 599	410	$84,797,932.53	8.52	$206,824.23	7.121	79.74	6	590
600 - 619	509	$107,083,411.75	10.76	$210,379.98	7.080	82.30	6	610
620 - 639	849	$151,649,915.86	15.24	$178,621.81	7.228	82.22	6	629
640 - 659	815	$146,499,472.84	14.72	$179,753.95	7.216	82.52	6	649
660 - 679	622	$118,079,135.74	11.87	$189,837.84	6.990	82.24	6	669
680 - 699	474	$87,888,456.24	8.83	$185,418.68	6.966	83.40	6	689
700 - 719	373	$73,052,046.28	7.34	$195,849.99	6.876	83.29	6	708
720 - 739	225	$46,105,871.18	4.63	$204,914.98	6.853	83.20	6	729
740 - 759	148	$28,495,779.91	2.86	$192,539.05	6.968	82.97	6	748
760 - 779	91	$14,656,929.27	1.47	$161,065.16	6.829	83.53	6	768
780 - 799	21	$3,271,877.20	0.33	$155,803.68	6.896	83.88	6	790
800 - 819	8	$1,016,216.68	0.10	$127,027.09	7.179	81.66	6	805

Total:	5,170	$995,151,744.53	100.00	$192,485.83	7.167	81.74	6	642
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.